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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  APRIL 8, 1997



                                   AMGEN INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    0-12477              95-3540776
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
     of Incorporation)             File Number)       Identification No.)


1840 DEHAVILLAND DRIVE
THOUSAND OAKS, CALIFORNIA                     91320-1789
(Address of Principal Executive Offices)      (Zip Code)


      Registrant's telephone number, including area code:  (805) 447-1000



                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

      On December 19, 1991, Amgen Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-44454) (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the public offering from time to time of up to $200,000,000 in aggregate initial offering price of debt securities of the Company. On January 17, 1997, the Company filed a registration statement on Form S-3 (File No. 333-19931) with the Commission pursuant to Rule 462(b) under the Securities Act relating to the public offering of up to $13,000,000 in initial offering price of debt securities.

      On April 3, 1997, the Company entered into an underwriting agreement (the "Underwriting Agreement") with Merrill Lynch, Pierce Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated relating to the sale of the Company's 8 1/8% Debentures due April 1, 2097. The Underwriting Agreement is attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

1.1 Underwriting Agreement dated April 3, 1997, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and the Company.

4.1 Officer's Certificate pursuant to Sections 2.1 and 2.3 of the Indenture, dated as of January 1, 1992, as supplemented by the First Supplemental Indenture, dated as of February 26, 1997, each between the Company and Citibank, N.A., as Trustee, establishing a series of securities entitled "8 1/8% Debentures due April 1, 2097."

4.2   8 1/8% Debentures due April 1, 2097 described in Exhibit 4.1.

                                       2
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                 Amgen Inc.



Dated: April 8, 1997             By /s/ Robert S. Attiyeh
                                   -------------------------------------------
                                        Robert S. Attiyeh
                                        Senior Vice President, Finance
                                        and Corporate Development and
                                        Chief Financial Officer
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                                 EXHIBIT INDEX
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 EXHIBIT
  NUMBER                                      DESCRIPTION
---------                                     -----------
1.1          Underwriting Agreement dated April 3, 1997, among Merrill Lynch, Pierce, Fenner & Smith
             Incorporated, Morgan Stanley & Co Incorporated and the Company.

4.1          Officer's Certificate pursuant to Sections 2.1 and 2.3 of the Indenture, dated as of January 1, 1992, as supplemented by the First Supplemental Indenture, dated as of
             February 26, 1997, each between the Company and Citibank, N.A., as Trustee, establishing a series of securities entitled "8 1/8% Debentures due April 1, 2097."

4.2          8 1/8% Debentures due April 1, 2097 described in Exhibit 4.1.
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